UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________

SCHEDULE 14A

(RULE 14a-101)
Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

____________________________

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Sierra Income Corporation

(Name of Registrant as Specified in Its Charter)

_____________________________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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SIERRA INCOME CORPORATION
280 Park Avenue, 6th Floor East
New York, New York 10017
(212) 759-0777

April 28, 2021

Dear Stockholder:

You are cordially invited to participate in the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Sierra Income Corporation (the “Company”) to be held on Wednesday, June 23, 2021 at 11:00 A.M., Eastern Time. You can participate in the Annual Meeting, vote, and submit questions via live webcast by registering at https://viewproxy.com/sicAM/2021. On the day of the Annual Meeting, if you are properly registered, you may participate in the Annual Meeting by following the instructions in your registration confirmation. You will be able to vote by following the instructions on the enclosed proxy card or the Notice of Internet Availability of Proxy Materials.

At the Annual Meeting, you will be asked to: (i) elect two (2) directors of the Company to serve for a term of three years, or until their respective successor is duly elected and qualified; (ii) ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021; and (iii) to transact such other business that may properly come before the Annual Meeting. I, along with other members of the Company’s management, will be available to respond to stockholders’ questions.

The Company has elected to provide access to its proxy materials to its shareholders over the Internet under the Securities and Exchange Commission’s (the “SEC”) “notice and access” rules. On or about April 28, 2021, the Company is mailing to its stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access the proxy statement and annual report on Form 10-K for the year ended December 31, 2020 (the “Annual Report”). The Notice of Internet Availability of Proxy Materials also contains instructions on how you may request from us, free of charge, hard copies of the proxy statement and the Annual Report. The Company believes that providing its proxy materials over the Internet will expedite stockholders’ receipt of proxy materials, lower the costs associated with the Annual Meeting and conserve resources.

It is important that your shares be represented at the Annual Meeting. If you are unable to participate in the Annual Meeting during the scheduled time, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the enclosed postage-paid return envelope provided or authorize your proxy through the Internet or by telephone as described on the enclosed proxy card and the Notice of Internet Availability of Proxy Materials as soon as possible even if you plan to attend the Annual Meeting.

We look forward to your participation in the Annual Meeting. Your vote and participation in the governance of the Company is very important to us.

Sincerely yours,
/s/ Dean Crowe
Dean Crowe Chief Executive Officer and President

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 23, 2021.

Our Proxy Statement and the Annual Report are available on the internet through our website at www.sierraincomecorp.com.

The following information applicable to the Annual Meeting may be found in the Proxy Statement and accompanying proxy card:

•        The date and time of the Annual Meeting and instructions to participate in the Annual Meeting via live webcast;

•        A list of the matters intended to be acted on and our recommendations regarding those matters; and

•        Any control/identification numbers that you need to access your proxy card.

If you are a stockholder of record and share an address with another stockholder and received only one set of the Notice of Internet Availability of Proxy Materials, but would like to request a separate copy of this material, please contact Alliance Advisors, LLC at the address and telephone number listed below. Similarly, if you are a stockholder of record, you may also contact Alliance Advisors, LLC if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

If you have questions about the Annual Meeting or other information related to the proxy solicitation, you may contact Alliance Advisors, LLC, the Company’s proxy solicitor, at the address and telephone number listed below.

Alliance Advisors, LLC
200 Broadacres Drive, 3rd Floor
Bloomfield, New Jersey 07003
(844) 885-0180

SIERRA INCOME CORPORATION 280 Park Avenue, 6th Floor East New York, New York 10017 (212) 759-0777
NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS To be Held on June 23, 2021, 11:00 A.M., Eastern Time

To the Stockholders of Sierra Income Corporation:

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Sierra Income Corporation (the “Company”) will be held on Wednesday, June 23, 2021, at 11:00 A.M., Eastern Time. The Annual Meeting will be held in a virtual meeting format setting only. You can participate in the Annual Meeting, vote, and submit questions via live webcast by registering at https://viewproxy.com/sicAM/2021. On the day of the Annual Meeting, if you are properly registered, you may participate in the Annual Meeting by following the instructions in your registration confirmation. You will be able to vote by following the instructions on the enclosed proxy card or the Notice of Internet Availability of Proxy Materials. The Annual Meeting will be held for the following purposes:

1.      To elect two (2) directors of the Company, who will each serve for a term of three years or until their respective successor is duly elected and qualified;

2.      To ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2021; and

3.      To transact such other business as may properly come before the Annual Meeting.

Important notice regarding the availability of proxy materials for the Annual Meeting.    The Company’s proxy statement, the proxy card, and the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2020 are available at https://viewproxy.com/sicAM/2021.

You have the right to receive notice of and to vote prior to the Annual Meeting if you were a stockholder of record at the close of business on April 16, 2021. Even if you plan to participate in the Annual Meeting live via live webcast, we encourage you to vote in advance by following the instructions on the enclosed proxy card or the Notice of Internet Availability of Proxy Materials. In order to participate in the Annual Meeting via live webcast, stockholders must register in advance at https://viewproxy.com/sicAM/2021 by 11:59 P.M., Eastern Time on June 20, 2021. If you are a registered holder, you must register using the Control Number included on your proxy card. Instructions on how to connect and participate via live webcast, are posted at https://viewproxy.com/sicAM/2021. If you are unable to participate in the Annual Meeting during the scheduled time, please sign the enclosed proxy card or the Notice of Internet Availability of Proxy Materials and return it promptly in the postage-paid return envelope provided or authorize your proxy by telephone or through the Internet. Please refer to the voting instructions provided on your proxy card. In the event there are insufficient votes for a quorum or to approve or ratify any of the proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned. In addition, the Chairman of the Annual Meeting will have the authority to adjourn the Annual Meeting from time-to-time without notice and without the vote or approval of the stockholders. Thank you for your support of the Company.

By order of the Board of Directors,
/s/ Stephen R. Byers
Stephen R. Byers
Independent Chairman of the Board

New York, NY
April 28, 2021

THIS IS AN IMPORTANT MEETING. TO ENSURE PROPER REPRESENTATION AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE OR AUTHORIZE YOUR PROXY BY TELEPHONE OR THROUGH THE INTERNET. EVEN IF YOU VOTE YOUR SHARES PRIOR TO THE ANNUAL MEETING, YOU STILL MAY PARTICIPATE IN THE ANNUAL MEETING AND VOTE YOUR SHARES AT THE TIME OF THE ANNUAL MEETING IF YOU WISH TO CHANGE YOUR VOTE. IN ORDER TO PARTICIPATE IN THE ANNUAL MEETING VIA LIVE WEBCAST, STOCKHOLDERS MUST REGISTER IN ADVANCE AT https://viewproxy.com/sicAM/2021 BY 11:59 P.M., EASTERN TIME ON JUNE 20, 2021.

If your shares of common stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of common stock, and these proxy materials, together with the enclosed voting instruction form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote your shares of common stock. Your broker cannot vote your shares of common stock on your behalf without your instructions.

Depending upon your broker or custodian, you may be able to authorize your proxy either by toll-free telephone or through the Internet. Please refer to the enclosed proxy card or the Notice of Internet Availability of Proxy Materials for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed proxy card.

SIERRA INCOME CORPORATION 280 Park Avenue, 6th Floor East New York, New York 10017 (212) 759-0777

PROXY STATEMENT
2021 Annual Meeting of Stockholders
To Be Held on June 23, 2021

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This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Sierra Income Corporation (the “Company,” “Sierra,” “we,” “us,” or “our”) for use at the Company’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, June 23, 2021 at 11:00 A.M., Eastern Time. You can participate in the Annual Meeting, vote, and submit questions via live webcast. In order to participate in the Annual Meeting via live webcast, stockholders must register in advance at https://viewproxy.com/sicAM/2021 by 11:59 P.M., Eastern Time on June 20, 2021. You will be able to vote by following the instructions on the enclosed proxy card or the Notice of Internet Availability of Proxy Materials. The Notice of Internet Availability of Proxy Materials containing instructions on how to access this Proxy Statement, the accompanying proxy card, the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 (the “Annual Report”), and how to vote or authorize a proxy are being mailed to stockholders on or about April 28, 2021.

We encourage you to vote your shares by participating in the Annual Meeting, by telephone, through the Internet, or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card or authorize your proxy by telephone or through the Internet, and the Company receives your vote in time for voting at the Annual Meeting, the persons named as proxies will vote your shares in the manner that you specify. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of each of the nominees as directors and FOR the ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2021 in accordance with the recommendation of our board of directors.

If you are a “stockholder of record” (i.e., you hold shares directly with the Company or the Company’s transfer agent in your name), you may revoke a proxy at any time by (1) notifying Alliance Advisors, LLC, in writing, (2) submitting a properly executed, later-dated proxy card, or voting via Internet or telephone at a later time or (3) participating in the Annual Meeting and voting your shares at the Annual Meeting. Please send your notification to Alliance Advisors LLC, Attn: Tabulation Department, 200 Broadacres Drive, 3rd Floor, Bloomfield, New Jersey 07003.

Stockholders of record may also vote via the Internet or by telephone. Specific instructions to be followed by stockholders of record interested in voting via the Internet or by telephone are shown on the enclosed proxy card or the Notice of Internet Availability of Proxy Materials.

If your shares of common stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of common stock, and these proxy materials, together with the enclosed voting instruction form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote your shares of common stock. Your broker cannot vote your shares of common stock on your behalf without your instructions.

Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or through the Internet. Please refer to the enclosed voting instruction form or the Notice of Internet Availability of Proxy Materials for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed proxy card.

If you hold shares of common stock through a broker, bank or other nominee and you want to participate and vote at the Annual Meeting, you must obtain a legal proxy from the record holder of your shares and present it at the Annual Meeting.

A “broker non-vote” with respect to a matter occurs when a broker, bank or other nominee holding shares on behalf of a beneficial owner has not received voting instructions from the beneficial owner on a particular proposal and does not have discretionary authority to vote the shares on such proposal. Brokers, banks and other nominees will not have discretionary authority to vote with respect to the election of directors at the Annual Meeting, but may have discretionary authority to vote on the ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

Purpose of Annual Meeting

At the Annual Meeting, you will be asked to vote on the following proposals:

1.      To elect two (2) directors of the Company who will each serve for a term of three years or until their respective successor is duly elected and qualified;

2.      To ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2021; and

3.      To transact such other business as may properly come before the Annual Meeting.

Record Date

The record date for the Annual Meeting is the close of business on April 16, 2021 (the “Record Date”). You may cast one vote for each share of common stock that you owned as of the Record Date. As of the Record Date, there were 102,468,699 shares of the Company’s common stock outstanding and entitled to vote.

Quorum and Adjournment

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, via live webcast or by proxy, of the holders of one-third of the outstanding shares of common stock of the Company as of the Record Date will constitute a quorum for purposes of the Annual Meeting. Abstentions and broker non-votes will be deemed to be present for the purpose of determining a quorum for the Annual Meeting.

If a quorum is not present at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting until a quorum is present. Such adjournment will be permitted if approved by a majority of the votes cast by the holders of shares of our common stock present in person or by proxy at the Annual Meeting, whether or not a quorum exists. Abstentions will have no effect on the adjournment vote. Abstentions and “broker non-votes” shall not be counted as votes cast on such adjournment and will have no effect on the adjournment vote. In addition, the Chairman of the Annual Meeting will have the authority to adjourn the Annual Meeting from time-to-time without notice and without the vote or approval of the stockholders.

Vote Required

Election of Directors.    The election of directors requires the affirmative vote of a plurality of the votes cast by holders of our common stock as of the Record Date present or represented by proxy at the Annual Meeting. Stockholders may not cumulate their votes. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Shares of common stock represented by broker non-votes are not considered votes cast and thus have no effect on this proposal.

If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of each of the nominees as directors in accordance with the recommendation of the Board.

Ratification of Independent Registered Public Accounting Firm.    The affirmative vote of a majority of the votes cast by holders of our common stock as of the Record Date present or represented at the Annual Meeting is required to ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Because brokers may have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, your broker may be permitted to vote your shares for this proposal.

If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the ratification of appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 in accordance with the recommendation of the Board.

Additional Solicitation.    If there are not enough votes to approve any proposals at the Annual Meeting, the Chairman of the Annual Meeting or the stockholders who are represented may adjourn the Annual Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless the proxies are marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies. In addition, the Chairman of the Annual Meeting will have the authority to adjourn the Annual Meeting from time-to-time without notice and without the vote or approval of the stockholders.

Also, a stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s).

Voluntary Chapter 11 Petition Filed by Medley LLC

On March 7, 2021, Medley LLC, the parent of the Company’s investment adviser and administrator, commenced a voluntary case under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Chapter 11 Case is captioned In re: Medley LLC, Case No. 21-10526 (KBO). Medley LLC will continue to operate its business as a “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court. The Medley investment platform is comprised of a number of investment advisers and other related entities. Business operations across the Medley platform, including providing investment and advisory services to its clients, are continuing without interruption, despite the filing of the Chapter 11 Case.

In connection with the Chapter 11 Case, Medley LLC filed with the Bankruptcy Court the Chapter 11 Plan of Reorganization of Medley LLC (the “Medley LLC Chapter 11 Plan”) and the related proposed disclosure statement (the “Disclosure Statement”). Medley LLC intends to seek the Bankruptcy Court’s approval of the Disclosure Statement and confirmation of the Medley LLC Chapter 11 Plan on future dates to be determined by the Bankruptcy Court. There can be no assurances that Medley LLC will obtain the Bankruptcy Court’s approval of the Disclosure Statement and/or confirmation of the Medley LLC Chapter 11 Plan, or that if the Medley LLC Chapter 11 Plan is approved, that the reorganization of Medley LLC will be successfully implemented as contemplated by the Medley LLC Chapter 11 Plan.

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing and posting this Proxy Statement and the Annual Report to the Internet, the cost of mailing the Notice of Internet Availability of Proxy Material and any requested proxy materials to stockholders. If brokers, trustees, or fiduciaries and other institutions or nominees holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners, we will reimburse such persons for their reasonable out-of-pocket expenses for doing so.

In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and/or by telephone or facsimile transmission by directors, director nominees, or executive officers of the Company and/or officers or employees of SIC Advisors LLC (“SIC Advisors”), the Company’s investment adviser. SIC Advisors is located at 280 Park Avenue, 6th Floor East, New York, New York 10017. No additional compensation will be paid to directors or executive officers of the Company or employees of SIC Advisors for such services. The Company has retained Alliance Advisors, LLC to assist in the solicitation of proxies. The Company anticipates that the aggregate expenses relating to the solicitation of proxies for the Annual Meeting (including expenses relating to Alliance Advisors, LLC) will be approximately $83,350.

Notice of Internet Availability of Proxy Materials

In accordance with regulations promulgated by the Securities and Exchange Commission (the “SEC”), the Company has made this Proxy Statement, the Notice of Annual Meeting of Stockholders, and the Annual Report available to stockholders on the Internet. Shareholders may (i) access and review the Company’s proxy materials and (ii) authorize their proxies, as described above. While the Company encourages stockholders to take advantage of electronic delivery of proxy materials, which helps to reduce the cost associated with the physical printing and mailing of materials, stockholders may request a printed set of proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of the Proxy Statement and the Annual Report.

Security Ownership of Certain Beneficial Owners

The following table sets forth, as of the Record Date, the beneficial ownership of each current director, the director nominees, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon reports filed by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table below has sole voting and investment power and has the same address as the Company. The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). The address of all executive officers and directors is c/o Sierra Income Corporation, 280 Park Avenue, 6th Floor East, New York, New York 10017.

Name	Number of Shares Owned Beneficially(1)	Percentage of Class(2)
Interested Directors(3)
Dean Crowe	—	—
Brook Taube	1,108,144	1.1%
Independent Directors
Stephen R. Byers	—	—
Valerie Lancaster-Beal	—	—
Oliver T. Kane	—	—
Matthew E. Forstenhausler	—	—
Executive Officer
Richard T. Allorto Jr.	—	—
All executive officer and directors as a group (7 persons)	1,108,144	1.1%

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(1)      Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This table assumes no other purchases or sales of our common stock since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with respect to the present intent of the beneficial owners of our common stock listed in this table.

(2)      Based on a total of 102,468,699 shares of the Company’s common stock issued and outstanding as of the Record Date.

(3)      The record holder of these shares is SIC Advisors. Brook Taube indirectly controls SIC Advisors and, as a result, may be deemed to be the beneficial owner of the shares held by SIC Advisors.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of the Record Date. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors
Dean Crowe	None
Brook Taube	Over $1,000,000(3)
Independent Directors
Stephen R. Byers	None
Valerie Lancaster-Beal	None
Oliver T. Kane	None
Matthew E. Forstenhausler	None

____________

(1)      The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

(2)      The dollar ranges of equity securities beneficially owned by our directors is based on a net asset value per share of $5.12 from the most recently filed Annual Report on Form 10-K. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(3)      Reflects the pecuniary interest of the named person in the shares of our common stock as a result of being a control person of SIC Advisors and Medley LLC.

PROPOSAL I: ELECTION OF DIRECTORS

Our business and affairs are managed under the direction of our board of directors. Pursuant to our charter, the board of directors is divided into three classes, designated Class I, Class II, and Class III. At the Annual Meeting, two Class III directors shall be elected each to serve a three-year term. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until their respective successor is duly elected and qualified.

Each of Dean Crowe and Valerie Lancaster-Beal has been nominated for election for a three-year term expiring in 2024. If elected, Mr. Crowe will continue to serve on the Company’s board of directors. If elected, Ms. Lancaster-Beal will continue to serve as the Chair of the Nominating and Corporate Governance Committee, and a member of the Audit Committee and the Special Committee. Mr. Crowe and Ms. Lancaster-Beal are not being proposed for election pursuant to any agreement or understanding between any of them and the Company or any other person or entity.

Each of Mr. Crowe and Ms. Lancaster-Beal has consented to being named in this proxy statement and to serving as a director if re-elected at the Annual Meeting. Accordingly, the board of directors has no reason to believe that the persons named below will be unable or unwilling to serve.

A stockholder can vote for or withhold his or her vote from any nominee. If a stockholder withholds his or her vote for a nominee, such shares will not be voted with respect to the nominee indicated. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will vote for the election of such person as is nominated by the board of directors as a replacement.

Information About the Director Nominees and Current Directors

As described below under “Committees of the Board of Directors — Nominating and Corporate Governance Committee,” the board of directors has identified certain desired attributes for director nominees. Each of our directors and the director nominees have demonstrated high character and integrity, superior credentials and recognition in his or her field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of our directors and the director nominees also have sufficient time available to devote to the affairs of the Company, are able to work with the other members of the board of directors and contribute to the success of the Company and can each represent the long-term interests of the Company’s stockholders as a whole. Our directors and director nominees have been selected such that the board of directors represents a range of backgrounds and experience.

Certain information, as of the Record Date, with respect to the director nominees for election at the Annual Meeting, as well as each of the current directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, the year in which each person became a director of the Company, and a discussion of each person’s particular experience, qualifications, attributes or skills that lead us to conclude, as of the Record Date, that such individual should serve as a director of the Company, in light of the Company’s business and structure.

Nominees for Class III Directors — Term Expiring 2021

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Interested Director
Dean Crowe, 58	Director, Chief Executive Officer and President	Class III Director since April 2021; Term expires 2021.	Senior Managing Director of Medley LLC since March 2011 and Head of Investing of Medley Management Inc. from August 2015 to March 2020.	None.

Dean Crowe is an “interested person” of the Company as defined in the 1940 Act and has served as a director and the Company’s Chief Executive Officer since April 2021, the Company’s President since March 2020, a Senior Portfolio Manager of the Company since April 2012, a Senior Managing Director of Medley LLC since August 2015 and a

Managing Director of Medley LLC from March 2011 through August 2015. Mr. Crowe served as the Company’s Chief Operating Officer from August 2015 through March 2020, and served as Head of Investing of Medley Management Inc. from December 2015 to March 2020, upon becoming President of the Company. Prior to joining Medley, Mr. Crowe was a Portfolio Manager with UBS O’Connor, the Alternative Investment subsidiary of UBS Asset Management, where he managed corporate credit investments and the O’Connor Credit Arbitrage Fund. Before joining UBS, Mr. Crowe held various positions at Merrill Lynch in New York, where he managed proprietary credit trading. Mr. Crowe began his career with Salomon Brothers in New York, where he traded and invested in privately placed corporate debt. Mr. Crowe received a BBA in Accounting from James Madison University.

We believe that Mr. Crowe’s broad and extensive experience in asset and credit management and his service as a portfolio manager for several Medley affiliates supports his appointment to the board of directors.

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Independent Director
Valerie Lancaster-Beal, 66	Director	Class III Director since February 2012; Term expires 2021.	President and Chief Executive Officer at VLB Associates, Managing Director, Public Finance at M.R. Beal & Company, Trustee of the City University of New York.	None.

Valerie Lancaster-Beal is not an “interested person” of the Company as defined in the 1940 Act and has served as the Chair of the Nominating and Corporate Governance Committee since March 2015 and as a director since February 2012. Ms. Lancaster-Beal is also the President and Chief Executive Officer of VLB Associates, a management consulting firm she founded in January 2014 that provides financial and operational advisory services to middle-market businesses, investment firms and non-profit organizations. She has also served as the Chief Financial Officer of Odyssey Media since 2014 and previously served as the Chief Administrative and Finance Director of Data Capital Management from 2015 to 2018. Prior to this, she served as Managing Director at M.R. Beal & Company, which she co-founded in April 1988, until 2014. Ms. Lancaster-Beal served as a Trustee on the Board of the City University of New York from 2000 to 2014, where she chaired the Faculty, Staff and Administration Committee. Previously, Ms. Lancaster-Beal served on the Board of Regents of Georgetown University from 2006 to 2010. Ms. Lancaster-Beal also served as Senior Vice President of Drexel Burnham Lambert from 1985 to 1988 and as Vice President of Citicorp Investment Bank from 1978 to 1985. Ms. Lancaster-Beal holds a B.A. in Economics from Georgetown University and an M.B.A. from the Wharton School of Business of the University of Pennsylvania.

We believe that Ms. Lancaster-Beal’s 30 years of investment banking experience at M.R. Beal & Company, Citicorp Investment Bank and Drexel Burnham Lambert support her appointment to the board of directors.

Current Directors — Not up for Election at the Annual Meeting

Class I Directors — Term Expiring 2022

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Independent Director
Oliver T. Kane, 71	Director	Class I Director since 2014; Term expires 2022.	Chairman of the Board of Trustees of the Ashmore Funds from 2010-2012.	Trustee of the Ashmore Funds from 2010-2012.

Oliver T. Kane is not an “interested person” of the Company as defined in the 1940 Act and served as Lead Independent Director from January 2016 through June 2019 and as a director since October 2014. From November 2010 to December 2012, Mr. Kane was Chairman of the Board of Trustees of the Ashmore Funds, a U.S. mutual fund complex registered with the SEC under the 1940 Act. From 1999 to 2005, he was a founding partner of Ashmore Investment Management, Limited, a specialist emerging markets investment firm based in London, England. Prior to Ashmore, Mr. Kane served as president and chief executive officer of ANZ Securities, Inc. from 1993 to 1998. Earlier in his career, Mr. Kane was with J.P. Morgan and Co. from 1972 until 1987, and then Equitable Capital Management Corp. from 1987 until 1993. Mr. Kane specialized in lending and providing financial advice to corporations in the US, UK/Europe and North and Southeast Asia. Mr. Kane received his P.M.D. from Harvard Business School, and his B.A. from Harvard College.

We believe that Mr. Kane’s substantial executive experience in the investment management industry, including his work with developed economies and emerging markets in the fields of credit and banking, debt, equity and special situation investments, and corporate finance/private equity supports his appointment to the board of directors.

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Independent Director
Matthew E. Forstenhausler, 61	Director	Class I Director since 2020; Term expires 2022.	Partner of Ernst & Young from July 1981 to June 2019.	Trustee of Echo Lake Country Club from December 2017 to December 2020 and Trustee of Crohn’s Colitis Foundation (New Jersey Chapter) from September 2010 to January 2020.

Matthew E. Forstenhausler is not an “interested person” of the Company as defined in the 1940 Act and has served as Chair of the Audit Committee since February 2021 and as a director since March 2020. Mr. Forstenhausler is a business leader and financial expert who has spent 38 years with Ernst & Young LLP in a variety of leadership and senior partner roles. From October 1994 to June 2019, Mr. Forstenhausler was a Partner at Ernst & Young LLP serving as the Americas leader of the Registered Fund Practice, including the practice serving business development companies, from 2006 until his retirement in June 2019.  He has in-depth experience working with investment companies and asset management companies.  Mr. Forstenhausler served as Chair of the Finance Committee and Treasurer of Echo Lake Country Club where he was a Trustee from December 2017 through December 2020 and served as a Trustee of Crohn’s and Colitis Foundation (New Jersey Chapter) from September 2010 through January 2020.  Mr. Forstenhausler served on the Board of Westfield United Fund from June 1995 through June 2015 (including serving as President from June 2001 through June 2003).  In addition, Mr. Forstenhausler has served as the Chair of the Westfield September 11th Committee from September 2001 through June 2005 and President of the Rowan University Business School Advisory Committee from May 1995 through June 1998. Mr. Forstenhausler received his B.A. from Rowan University in Business Administration, and is a CPA and a member of the American Institute of Certified Public Accountants.

We believe that Mr. Forstenhausler’s broad and in-depth experience with a variety of accounting, finance, compliance, tax, regulatory, and operational issues through his leadership and senior partner roles at Ernst & Young LLP and other experiences on boards and in senior management positions support his appointment to the board of directors.

Class II Directors — Term Expiring 2023

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Interested Director
Brook Taube, 51	Director	Class II Director since February 2012; Term expires 2023.

Co-Chief Executive Officer of Medley Management Inc. since June 2014; Chief Executive Officer and Chief Investment Officer of Medley Capital Corporation from January 2011 to December 2019; Managing Partner of MCC Advisors and Senior Portfolio Manager of Medley.

Director and Chairman of the Board of Medley Capital Corporation from January 2011 to December 2019, Director and Co-Chairman of the Board of Medley Management Inc. since June 2014, Trustee of Sierra Total Return Fund from August 2016 to December 2019.

Brook Taube is an “interested person” of the Company as defined in the 1940 Act and has served as a director since the Company’s inception in April 2012. In addition, Mr. Taube has served as the Chief Executive Officer, Chairman of Medley Capital Corporation’s board of directors and Chief Investment Officer of Medley Capital Corporation from its inception in January 2011 to December 2019, a director on Medley Capital Corporation’s board of directors from January 2011 to January 2021, a Trustee on the Board of Trustees of Sierra Total Return Fund from August 2016 to December 2019 and serves on the investment committee for SIC Advisors. Prior to forming Medley in 2006, Mr. Taube was a Partner with CN Opportunity Fund, T3 Group, a principal and advisory firm focused on distressed asset and credit investments, and Griphon Capital Management. Mr. Taube began his career in leveraged finance at Bankers Trust in 1992. Mr. Taube received a B.A. from Harvard University.

We believe that Mr. Taube’s broad and extensive experience in asset and credit management and finance industries and his service as portfolio manager for several Medley affiliates supports his appointment to the board of directors.

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Independent Director
Stephen R. Byers, 67	Director	Class II Director since February 2012; Term expires 2023.	DBX ETF Trust, Mutual Fund Directors Forum & Independent Consulting.	Board member of Mutual Fund Directors Forum, Independent Chairman of DBX ETF Trust, Independent Director of Arbitrage Funds.

Stephen R. Byers is not an “interested person” of the Company as defined in the 1940 Act and has served as a director since February 2012, as Lead Independent Director from July 2019 to February 2021, and as Independent Chairman of the board of directors since February 2021. He is also an independent trustee of the Deutsche Bank DBX ETF Trust (the “DBX ETF Trust”), where he presently serves as the independent chairman (since November 2016) and as a member of the audit and nominating committees. Mr. Byers served the DBX ETF Trust as chair of the audit committee and nominating committee from December 2010 to February 2015, and as lead independent trustee from February 2015 to November 2015 and continues to be designated as audit committee financial expert for DBX ETF Trust (since December 2010). Since June 2016, Mr. Byers has served as a board member of the Mutual Fund Directors Forum (“MFDF”), which is an independent, non-profit organization that serves independent directors of U.S. funds registered with the SEC under the 1940 Act. The MFDF enhances the governance of registered investment companies by educating independent directors and providing them with a voice in key policy issues affecting these funds and their shareholders. Since 2014, Mr. Byers has been engaged periodically as an independent consultant to provide expert reports and opinions in financial and investment related matters. Mr. Byers served as a Trustee for the College of William and Mary Graduate School of Business from 2002 to 2012. In addition, Mr. Byers was an investment executive with The Dreyfus Corporation (“Dreyfus”) from 2000 to 2006 and served as Vice Chairman, Executive Vice President, Chief Investment Officer, member of the Board of Directors and Executive Committee, and fund officer of 90 investment companies, responsible for investment performance of approximately $200 billion in assets under management. Prior to joining Dreyfus, he served as an Executive Vice President, Partner, Chief Financial Officer, Treasurer and member of the Board of Directors of Gruntal & Co., LLC, from 1998 to 1999. Mr. Byers served in executive positions at PaineWebber Group (“PWG”) from 1986 to 1997, and served in such capacities as chairman of the Investment Policy and Risk-Oversight Committee, Capital Markets Director of Risk and Credit Management, and was NASD registered as General Principal, Financial and Operations Principal and Branch Principal. Prior to PaineWebber, Mr. Byers was an executive at Citibank/Citicorp from 1979 to 1986. Mr. Byers received his M.B.A. in Finance from Roth Graduate School of Business, Long Island University and his B.A. in Economics from Long Island University. In December 2014, Mr. Byers was recognized by the National Association of Corporate Directors as a Board Leadership Fellow.

We believe that Mr. Byers’ broad and extensive experience with a variety of financial, accounting, management, regulatory and operational issues through his board experience and experience in senior management positions support his appointment to the board of directors.

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(1)      The business address of the director nominees and other directors is c/o Sierra Income Corporation, 280 Park Avenue, 6th Floor East, New York, New York 10017.

Information about Executive Officer Who is Not a Director

The following information, as of the Record Date, pertains to our executive officer who is not a director of the Company.

Name, Address, and Age(1)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years
Richard T. Allorto, Jr., 49	Chief Financial Officer, Treasurer and Secretary	Chief Financial Officer and Secretary of Medley Capital Corporation from 2011 to 2020 and Chief Financial Officer of Medley Management Inc. since 2010

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(1)      The business address of the executive officer is c/o Sierra Income Corporation, 280 Park Avenue, 6th Floor East, New York, New York 10017.

Richard T. Allorto, Jr. has served as the Chief Financial Officer, Treasurer and Secretary of the Company from April 2012 until November 2016 and was re-appointed to such positions in July 2018. Mr. Allorto has also served as Chief Financial Officer of Medley Management Inc. since July 2010, and served as the Chief Financial Officer and Secretary of Medley Capital Corporation from its inception in January 2011 to December 2020. Mr. Allorto is also responsible for the financial operations of the various private funds managed by Medley Management Inc. Prior to joining Medley, Mr. Allorto held various accounting and finance positions at GSC Group, Inc., a registered investment adviser, including most recently as Chief Financial Officer of a publicly traded business development company that was externally managed by GSC Group. Mr. Allorto was an Audit Supervisor at Arthur Andersen. Mr. Allorto received a B.S. in Accounting from Seton Hall University and is a licensed CPA.

Director Independence

Our board of directors annually determines each director’s independence. We do not consider a director independent unless the board of directors has determined that he or she has no material relationship with us in accordance with Section 2(a)(19) of the 1940 Act. We monitor the relationships of our directors and officers through the activities of our Nominating and Corporate Governance Committee and through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

Our governance guidelines require any director who has previously been determined to be independent to inform the Chairman of the board of directors and the Chair of the Nominating and Corporate Governance Committee of any change in circumstance that may cause his or her status as an independent director to change. The board of directors limits membership on the Audit Committee, the Nominating and Corporate Governance Committee, and the Special Committee to independent directors.

The board of directors has determined that each of the directors and the director nominee is independent and has no material relationship with the Company, except as a director and stockholder of the Company, with the exception of Dean Crowe and Brook Taube. Dean Crowe and Brook Taube are interested persons of the Company due to their positions as members of management of SIC Advisors. Dean Crowe is also the Chief Executive Officer and President of the Company.

Board Leadership Structure

Our business and affairs are managed under the direction of our board of directors. Among other things, our board of directors sets broad policies for us and approves the appointment of our investment adviser, administrator and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews performance of our independent public accounting firm. The role of our board of directors, and of any individual director, is one of oversight and not of management of our day-to-day affairs.

Under our bylaws, our board of directors may designate one of our directors as chair to preside over meetings of our board of directors and meetings of stockholders and to perform such other duties as may be assigned to him or her by our board of directors.

On February 19, 2021, our board of directors appointed Stephen R. Byers, an independent director of our board of directors, as the Independent Chairman of the board of directors, effective immediately. As a result of the foregoing, the offices of Chairman of the board of directors and Chief Executive Officer are separated. We have no fixed policy with respect to the separation of the offices of the Chairman of the board of directors and Chief Executive Officer. Nonetheless, our board of directors believes that the separation of the offices is in the best interests of the Company at this time and is an integral part of good corporate governance.

We recognize that different board leadership structures are appropriate for companies in different situations. We re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

All of the independent directors play an active role on the board of directors. The independent directors compose a majority of our board of directors and are closely involved in all material deliberations related to us. Our board of directors believes that, with these practices, each independent director has an equal involvement in the actions and oversight role of our board of directors and equal accountability to us and our stockholders. Our independent directors are expected to meet separately (i) as part of each regular board of directors meeting and (ii) with our Chief Compliance Officer, as part of at least one board of directors meeting each year. In addition, our independent directors are advised by independent counsel.

Our board of directors believes that its leadership structure is the optimal structure for us at this time. Our board of directors, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise oversight of our business and affairs.

Board of Directors Role in Risk Oversight

Our board of directors oversees our business and operations, including certain risk management functions. Risk management is a broad concept comprising many disparate elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, and business continuity risk). Our board of directors implements its risk oversight function both as a whole and through its committees. In the course of providing oversight, our board of directors and its committees receive reports on the Company’s and SIC Advisor’s activities, including reports regarding our investment portfolio and financial accounting and reporting.

As described below in more detail under “Committees of the Board of Directors,” the Audit Committee and the Nominating and Corporate Governance Committee assist the board of directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, the Company’s systems of internal control over financial reporting, and audits of the Company’s financial statements. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board of directors and our management.

Our board of directors also performs its risk oversight responsibilities with the assistance of our Chief Compliance Officer. Our board of directors receives a quarterly report from our Chief Compliance Officer, who reports on our compliance with the federal and state securities laws and our internal compliance policies and procedures as well as those of SIC Advisors, our administrator and our transfer agent. The board of directors also reviews annually a written report from the Chief Compliance Officer discussing, in detail, the adequacy and effectiveness of our compliance policies and procedures and those of our service providers. The Chief Compliance Officer’s annual report will address, at a minimum, (a) the operation of our compliance policies and procedures and those of our service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the board of directors would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors at least once each year.

The Audit Committee’s meetings with our independent public accounting firm also contribute to its oversight of certain internal control risks. In addition, our board of directors meets periodically with representatives of SIC Advisors to receive reports regarding our operations, including reports on certain investment and operational risks, and our independent directors are encouraged to communicate directly with senior members of our management.

Our board of directors believes that this role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a business development company (“BDC”). As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% (or 150% if certain requirements under the 1940 Act are met) immediately after each time we incur indebtedness, we generally have to invest at least 70% of our total assets in “qualifying assets,” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment. We believe that we have robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect us can be identified or eliminated and some risks are beyond the control of us, SIC Advisors and our other service providers.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We re-examine the manners in which the board of directors administers its oversight function on an ongoing basis to ensure that it continues to meet the Company’s needs.

Committees of the Board of Directors

Our board of directors currently has three committees: an Audit Committee, a Nominating and Corporate Governance Committee, and a Special Committee. The board of directors does not have a standing compensation committee because our executive officers do not receive any direct compensation from us. During the fiscal year ended 2020, our board of directors held 11 meetings, the Audit Committee held 6 meetings, the Nominating and Corporate Governance Committee held 3 meetings, and the Special Committee held 25 meetings. We require each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of our stockholders. During fiscal year 2020, all directors attended at least 75% of the aggregate number of meetings of the board of directors and of the respective committees on which they serve (held during the period for which he or she was a director).

Audit Committee.    The Audit Committee operates pursuant to a charter approved by our board of directors, a copy of which is available on our website at www.sierraincomecorp.com. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the board of directors in fulfilling its responsibilities for overseeing and monitoring the quality and integrity of our financial statements, the adequacy of our system of internal controls, the review of the independence, qualifications and performance of our registered public accounting firm, and the performance of our internal audit function. The Audit Committee’s responsibilities include selecting the independent registered public accounting firm for the Company, reviewing with such independent registered public accounting firm the planning, scope and results of its audit of the Company’s financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing the Company’s financial statements and periodic financial statements. The Audit Committee also establishes guidelines and makes recommendations to our board of directors regarding the valuation of our investments. The Audit Committee is responsible for aiding our board of directors in determining the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and the Audit Committee also utilize the services of nationally recognized third-party valuation firms to help determine the fair value of these securities. The Audit Committee is currently composed of Ms. Valerie Lancaster-Beal and Messrs. Stephen R. Byers, Oliver T. Kane and Matthew E. Forstenhausler. No member of the Audit Committee is an “interested person” as such term is defined in Section 2(a)(19) of the 1940 Act, of SIC Advisors or the Company, and each of the members meets the independence requirements of Rule 10A-3 of the Exchange Act. Mr. Forstenhausler serves as Chair of the Audit Committee. Our board of directors has determined that each of Mr. Forstenhausler and Mr. Byers is an “audit committee financial expert” as defined under Item 407 of Regulation S-K under the Exchange Act. Each of Ms. Valerie Lancaster-Beal and Messrs. Stephen R. Byers, Oliver T. Kane and Matthew E. Forstenhausler meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board of directors or a committee thereof, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management. Our Nominating and Corporate Governance Committee will consider stockholders’ proposed nominations for directors and will evaluate such nominations in the same manner as it would evaluate its own nominations. Our Nominating and Corporate Governance Committee will consider qualified nominees properly recommended by our stockholders in accordance with our charter, bylaws and applicable law. See “Submission of Stockholder Proposals” in this Proxy Statement for more information. When evaluating director nominees, the Nominating and Corporate Governance Committee considers factors it deems appropriate in accordance with its charter, including the overall business expertise of the candidate, the current composition of the board of directors, including the backgrounds and diversity of the existing directors, whether the composition of the board of directors will contain a majority of independent directors as determined under the 1940 Act, the candidate’s character and integrity, whether the candidate possesses the ability to work well with others, conflicts of interest interfering with the proper performance of the responsibilities of a director, and whether the candidate would have sufficient time to devote to the affairs of the Company, including consistent attendance at board of directors and committee meetings and advance review of materials and whether each candidate can be trusted to act in the best interests of us and all of our stockholders. The members of the Nominating and Corporate Governance Committee are Ms. Valerie Lancaster-Beal and Messrs. Stephen R. Byers, Oliver T. Kane and Matthew E. Forstenhausler. No member of the Nominating and Corporate Governance Committee is an “interested person,” as such term is defined in Section 2(a)(19) of the 1940 Act, of SIC Advisors or the Company. Ms. Lancaster-Beal serves as Chair of the Nominating and Corporate Governance Committee.

Special Committee.    The Special Committee was granted the authority to, among other things, evaluate and review the terms and conditions of the proposed mergers (the “Mergers”) of the Company, Medley Capital Corporation (“MCC”), and Medley Management Inc. (“MDLY”) or any alternative thereto and determine whether the Mergers or any alternative thereto is advisable and is fair to, and in the best interests of, the Company and its stockholders (or any subset of its stockholders that the Special Committee determines to be appropriate) in connection with the Mergers. The Special Committee had the authority to select and retain, in its sole discretion, any advisers that they deemed appropriate, including their own independent financial and legal advisors. The members of the Special Committee are Valerie Lancaster-Beal, Oliver T. Kane, Stephen R. Byers, and Matthew E. Forstenhausler.  No member of the Special Committee is an “interested person,” as such term is defined in Section 2(a)(19) of the 1940 Act, of SIC Advisors or the Company. Stephen R. Byers serves as the Chair of the Special Committee.

Communication with the Board of Directors

Stockholders with questions about the Company are encouraged to contact the Company’s investor relations department. However, if stockholders believe that their questions have not been addressed, they may communicate with the Company’s board of directors by sending their communications to the Independent Chairman, c/o Sierra Income Corporation, 280 Park Avenue, 6th Floor East, New York, New York 10017. All stockholder communications received in this manner will be delivered to one or more members of the board of directors, as appropriate.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that applies to, among others, our senior officers, including our Chief Executive Officer and our Chief Financial Officer, as well as every officer, director, employee and access person (as defined within the Company’s Code of Business Conduct and Ethics) of the Company. The Company’s Code of Business Conduct and Ethics can be accessed on our website at www.sierraincomecorp.com under the Corporate Governance tab. We will report any material amendments to or waivers of a required provision of our Code of Business Conduct and Ethics on our website and/or in a Current Report on Form 8-K.

Practice and Policies Regarding Personal Trading and Hedging of Company Securities

The Company has established a policy designed to prohibit our executive, officers, directors, and certain employees of SIC Advisors from purchasing or selling shares of the Company while in possession of material nonpublic information, or otherwise using such information for their personal benefit or in any manner that would violate applicable laws and regulations. The Company’s common stock is not listed on any securities exchange and therefore hedging of our securities and or related activities are not applicable to the Company.

Compensation of Directors

The following table sets forth compensation of the Company’s directors for the fiscal year ended December 31, 2020:

Name	Fees Earned or Paid in Cash(1)	All Other Compensation	Total
Interested Directors
Seth Taube(1)	—	—	—
Brook Taube	—	—	—
Independent Directors
Stephen R. Byers	$341,500	—	$341,500
Valerie Lancaster-Beal	$269,500	—	$269,500
Oliver T. Kane	$264,500	—	$264,500
Matthew E. Forstenhausler	$193,375	—	$193,375

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(1)      For a discussion of the independent directors’ compensation, see below.

(2)      On April 20, 2021, Seth Taube resigned as a director of the board of directors and Chief Executive Officer of the Company, effective as of April 27, 2021. In addition, on April 20, 2021, Dean Crowe was appointed as a director of the board of directors to fill the vacancy created by the resignation of Seth Taube, effective as of April 27, 2021.

As compensation for serving on our board of directors, effective January 1, 2017, the Company’s independent directors receive an annual retainer of $85,000 each, and further receive a fee of $3,000 ($1,000 for telephonic attendance) for each regularly scheduled board meeting attended, a fee of $2,500 ($1,000 for telephonic attendance) for each regularly scheduled audit committee meeting attended and a fee of $2,000 ($1,000 for telephonic attendance) for each special board meeting attended, as well as reimbursement of reasonable and documented out-of-pocket expenses incurred in connection with attending each board or committee meeting. In addition, the Chair of the Audit Committee receives an annual retainer of $15,000, while the Chair of any other committee receives an annual retainer of $5,000. The Lead Independent Director received an annual retainer of $10,000. In addition, we purchase directors’ and officers’ liability insurance on behalf of our directors and officers.

On January 26, 2018, the Board established the Special Committee, which is comprised solely of its independent directors, for the purpose of assessing the merits of various proposed strategic transactions. On January 26, 2018, as compensation for serving on the Special Committee, the Board approved (i) a one-time retainer of $25,000, (ii) a monthly fee of $15,000 payable to the Chair of the Special Committee, (iii) a monthly fee of $10,000 payable to each of the other members of the Special Committee, and (iv) reimbursement for all out-of-pocket expenses incurred by the members of the Special Committee in connection with his services as a member of the Special Committee consistent with the Company’s policies for reimbursement of members of the Board. On July 2, 2018, the Board approved an increase in (ii) the monthly fee payable to the Chair of the Special Committee from $15,000 to $20,000 and (ii) the monthly fee payable to each of the other members from $10,000 to $15,000. During fiscal year ended December 31, 2020, the Special Committee determined to waive $37,500 of Special Committee fees to each of Ms. Lancaster-Beal and Messrs. Kane and Forstenhausler and determined to waive $50,000 in Special Committee Chair fees to Mr. Byers.

Compensation of Executive Officers

None of our executive officers receive direct compensation from us. The compensation of our Chief Financial Officer and Chief Compliance Officer and their respective staffs is paid by our administrator under the terms of the Administration Agreement, subject to reimbursement by the Company of an allocable portion of such compensation for services rendered by them to the Company.

Certain Relationships and Transactions with Related Persons

Investment Advisory Agreement

We have entered into the Investment Advisory Agreement with SIC Advisors and pay SIC Advisors a management fee and incentive fee. The incentive fee is computed and paid on income that we may not have yet received in cash. This fee structure may create an incentive for SIC Advisors to invest in certain types of securities that may have a high degree of risk. Additionally, we rely on investment professionals from SIC Advisors to assist our board of directors with the valuation of our portfolio investments. SIC Advisors’ management fee and incentive fee are based on the value of our investments and there may be a conflict of interest when personnel of SIC Advisors are involved in the valuation process for our portfolio investments. In particular, Brook Taube, a member of our board of directors, is Chief Executive Officer of, and has a financial and controlling interest in, SIC Advisors. In addition, Richard T. Allorto Jr., our Chief Financial Officer, serves as the Chief Financial Officer for SIC Advisors. Dean Crowe and Richard T. Allorto Jr. also have indirect financial interests in SIC Advisors.

The Investment Advisory Agreement was initially approved by our board of directors on April 5, 2012 and, pursuant to the 1940 Act, remained in effect for an initial period of two years. The Investment Advisory Agreement became effective on April 17, 2012, the date that we met our minimum offering requirement. Most recently, on April 15, 2021, the Company’s board of directors, at a board meeting, approved the renewal of the Investment Advisory Agreement for an additional one-year term. Unless earlier terminated pursuant to its terms, the Investment Advisory Agreement will remain in effect from year-to-year thereafter if approved annually at an in-person meeting of our board of directors by a majority of our directors who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act (the “independent directors”), of the Company or SIC Advisors, and either our board of directors or the holders of a majority of our outstanding voting securities.

At its meeting held on April 15, 2021, the Company’s board of directors, including all of the independent directors, considered the re-approval of the Investment Advisory Agreement. In advance of that meeting, the independent directors met separately on multiple occasions with their independent counsel. At those meetings, the independent directors reviewed a significant amount of information, which had been furnished by SIC Advisors at the request of independent counsel on behalf of the independent directors. The independent directors met on multiple occasions with members of SIC Advisors’ senior management to review, among other things, the financial condition of SIC Advisors and its parent company, the Medley LLC Chapter 11 Plan, certain anticipated management and governance changes, certain initiatives designed to reduce SIC Advisors’ operating expenses and the Company’s investment portfolio, fees and expenses and financing arrangements.

In its considerations, the Company’s board of directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to the Company by SIC Advisors; (b) the Company’s investment performance and the investment performance of the Adviser; (c) comparative data with respect to advisory fees or similar expenses paid by other BDCs; (d) the Company’s operating expenses and expense ratio compared to those of other BDCs; (e) any existing and potential sources of indirect income to SIC Advisors and its affiliates from its relationships with the Company and the profitability of those relationships; (f) information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement; (g) the organizational capability and financial condition of SIC Advisors and its affiliates; (h) possible economies of scale arising from the Company’s size and/or anticipated growth; and (i) possible alternative fee structures or bases for determining fees, among other factors.

The independent directors also received certain information and reports from, and engaged in discussions with, independent financial advisors who had been retained for the purposes of providing additional, independent reviews of SIC Advisors and its services and investment performance over various periods of time.

As part of its review, the Company’s board of directors evaluated charts that compared the advisory fees, administrative fees and performance of the Company and other BDCs. The Company’s board of directors took into account the limited value in comparing the performance and fees of the Company to those of other BDCs due to several anomalies that exist in the BDC comparison group regarding apparent loss leader pricing, post-acquisition temporary fee reductions, lower risk profiles and therefore generally lower fee structures, and the general difficulty in determining reasonable comparable peer strategies due to many variables at work in the private loan market and with private loan credits in general. Recognizing these differences among BDCs, including the Company, the Company’s board of directors determined to give less weight to the comparative performance and fee data they reviewed than if there had been greater similarity between the Company and the other BDCs reviewed.

The Company’s board of directors also determined that the advisory fees paid by the Company were within the range of fees paid by other BDCs. The board of directors considered management’s discussion of the Company’s relative investment performance and expenses. The Company’s board of directors noted the significant improvement in performance since the third quarter of 2015 when the Company had reoriented its investment focus. The Company’s board of directors weighed all of these factors, including the assistance of independent financial and legal advisors, in its analysis and decision making.

In their deliberations regarding the re-approval of the Investment Advisory Agreement, the independent directors took into consideration the Medley LLC Chapter 11 Plan, which contemplated the restructuring of Medley LLC’s debt, and determined that if consummated the Medley LLC Chapter 11 Plan was likely to have a positive impact on the Company and its stockholders in terms of the financial resources that would be available to SIC Advisors following the restructuring of Medley LLC’s debt and certain management and governance changes that were expected to be implemented in the near term.

Based on the information reviewed and discussions with management, the board of directors, including all of the independent directors, concluded that the investment management fee rates and terms were reasonable in relation to the services to be provided and unanimously approved the Investment Advisory Agreement for a period of one additional year, which will expire on April 17, 2022. No single factor was determinative of the decision of the board of directors to approve the Investment Advisory Agreement, and individual directors may have weighed certain factors differently. Throughout the process, the independent directors were advised by independent counsel.

In connection with the foregoing, on April 23, 2021, the Company entered into an incentive fee waiver agreement with SIC Advisors (the “Incentive Fee Waiver Agreement”), pursuant to which SIC Advisors agreed to waive (i) 50% of any incentive fee on income payable to the Adviser for any fiscal quarter during the period beginning with the fiscal quarter ending September 30, 2021 and the fiscal quarter ending June 30, 2022, and (ii) 50% of any incentive fee on capital gains payable to the Adviser for the fiscal year ending December 31, 2021. For the avoidance of doubt, the Incentive Fee Waiver Agreement does not amend the calculation of the incentive fees as set forth in the Investment Advisory Agreement. Other than the waiver contemplated by the Incentive Fee Wavier Agreement, the terms of the Investment Advisory Agreement will remain in full force and effect. Following (i) the fiscal quarter ending June 30, 2022 with respect to the waiver granted by SIC Advisors on any incentive fee payable on income, and (ii) the fiscal year ending December 31, 2021 with respect to the waiver granted by SIC Advisors on any incentive fee payable on capital gains, unless otherwise extended by the Company and SIC Advisors, the Incentive Fee Waiver Agreement will terminate, and the original terms of the Advisory Agreement will be in full force and effect.

Administration Agreement

On April 5, 2012, the Company entered into an administration agreement (the “Administration Agreement”) with Medley Capital LLC, pursuant to which Medley Capital LLC furnishes the Company with administrative services necessary to conduct its day-to-day operations. Medley Capital LLC is reimbursed for administrative expenses it incurs on the Company’s behalf in performing its obligations. Such costs are reasonably allocated to the Company on the basis of assets, revenues, time records or other reasonable methods. The Company does not reimburse Medley Capital LLC for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of Medley Capital LLC. Medley Capital LLC is an affiliate of SIC Advisors.

Pursuant to the 1940 Act, the Administration Agreement remained in effect for an initial period of two years from its effective date. The Administration Agreement became effective on April 17, 2012, the date that we met our minimum offering requirement. Pursuant to its terms, and unless earlier terminated as described below, the Administration Agreement will remain in effect from year-to-year if approved annually by a majority of our directors who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Company or Medley Capital LLC, and either the holders of a majority of our outstanding voting securities or our board of directors. Most recently, on April 15, 2021, the Company’s board of directors approved the renewal of the Administration Agreement for an additional one-year term, which will expire on April 17, 2022. In connection with the foregoing, on April 23, 2021, the Company entered into an expense limitation agreement with Medley Capital LLC (the “Expense Limitation Agreement”), pursuant to which, Medley Capital LLC agreed that the amount of expenses payable and reimbursable by the Company under the Administration Agreement will be capped at $2,200,000 for the fiscal year ending December 31, 2021. The amount of expenses payable and reimbursable by the Company under the Administration Agreement for the fiscal years ended December 31, 2020, 2019 and 2018 was $2,231,015, $2,538,480 and $2,699,176, respectively. For the avoidance of doubt, other than the cap contemplated by the Expense Limitation Agreement, the Expense Limitation Agreement does not amend the allocation of costs and expenses that are payable or reimbursable by the Company under the Administration Agreement.  Following the quarter ending December 31, 2021, unless otherwise extended by the Company and Medley Capital LLC, the Expense Limitation Agreement will terminate, and the original terms of the Administration Agreement will be in full force and effect.

Additionally, as a BDC, we must offer managerial assistance to our portfolio companies. This managerial assistance may include monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of our portfolio companies and providing other organizational and financial guidance. Medley Capital LLC will make available such managerial assistance, on our behalf, to our portfolio companies regardless of whether they request this assistance. We may receive fees for these services and will reimburse Medley Capital LLC for its allocated costs in providing such assistance pursuant to the Administration Agreement, subject to review and approval by our board of directors.

Termination of the Merger Agreements

On July 29, 2019, the Company entered into the Amended and Restated Agreement and Plan of Merger, dated as of July 29, 2019 (the “Amended MCC Merger Agreement”), by and between MCC and the Company, pursuant to which MCC would, on the terms and subject to the conditions set forth in the Amended MCC Merger Agreement, merge with and into the Company, with the Company as the surviving company in the merger (the “MCC Merger”). In addition, on July 29, 2019, the Company entered into the Amended and Restated Agreement and Plan of Merger, dated as of July 29, 2019 (the “Amended MDLY Merger Agreement”), by and among MDLY, the Company, and Sierra Management Inc., a wholly owned subsidiary of the Company (“Merger Sub”), MDLY would, on the terms and subject to the conditions set forth in the Amended MDLY Merger Agreement, merge with and into Merger Sub, with Merger Sub as the surviving company in the merger (the “MDLY Merger” together with the MCC Merger, the “Proposed Mergers”).

Section 9.1(c) of the Amended MCC Merger Agreement and Section 9.1(c) of the Amended MDLY Merger Agreement each permitted the Company and either MCC or MDLY, as applicable, to terminate the Amended MCC Merger Agreement and the Amended MDLY Merger Agreement, respectively, if the MCC Merger or the MDLY Merger, as applicable, was not consummated on or before March 31, 2020 (the “Outside Date”). On May 1, 2020, the Company terminated both the Amended MCC Merger Agreement and the Amended MDLY Merger Agreement effective as of May 1, 2020 as the Outside Date had passed and neither the MCC Merger nor the MDLY Merger had been consummated. In determining to terminate the Amended MCC Merger Agreement and the Amended MDLY Merger Agreement, the Company considered a number of factors, including, among other factors, changes in the relative valuations of the Company, MCC, and MDLY, the changed circumstances and the unpredictable economic conditions resulting from the global health crisis caused by the COVID-19 pandemic, and the uncertainty regarding the parties’ ability to satisfy the conditions to closing in a timely manner.

Co-Investment Opportunities

As a BDC, we will not generally be permitted to invest in any portfolio company in which SIC Advisors or any of their affiliates currently have a controlling interest or to make any co-investments with SIC Advisors or any of its affiliates without an exemptive order from the SEC. We may, however, invest alongside SIC Advisors and its affiliates’ other clients in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, we may invest alongside such other clients’ accounts consistent with guidance promulgated by the SEC Staff permitting us and such other clients’ accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that no investment adviser, acting on our behalf or on behalf of other clients, negotiates any term other than price. We may also invest alongside other clients as otherwise permissible under regulatory guidance, applicable regulations and SIC Advisors’ allocation policies.

In addition, on November 25, 2013, we received an exemptive order from the SEC that permits us to participate in negotiated co-investment transactions with certain affiliates, each of whose investment adviser is Medley, LLC or an investment adviser controlled by Medley, LLC in a manner consistent with our investment objective, strategies and restrictions, as well as regulatory requirements and other pertinent factors (the “Prior Exemptive Order”). On March 29, 2017, the Company, SIC Advisors and certain other affiliated funds and investment advisers received an exemptive order (the “Exemptive Order”) that supersedes the Prior Exemptive Order and allows affiliated registered investment companies to participate in co-investment transactions with us that would otherwise be prohibited under Section 17(d) and 57(a)(4) and Rule 17d-1. On October 4, 2017, the Company, SIC Advisors and certain of our affiliates received an exemptive order that supersedes the Exemptive Order (the “Current Exemptive Order”) and allows, in addition to the entities already covered by the Exemptive Order, Medley LLC and its subsidiary, Medley Capital LLC, to the extent they hold financial assets in a principal capacity, and any direct or indirect, wholly- or majority-owned subsidiary of Medley LLC that is formed in the future, to participate in co-investment transactions with us that would otherwise be prohibited by either or both of Sections 17(d) and 57(a)(4) of the 1940 Act. Co-investment under the Current Exemptive Order is subject to certain conditions therein, including the condition that, in the case of each co-investment transaction, the board of directors determines that it would be in the Company’s best interest to participate in the transaction. Neither we nor the affiliated funds are obligated to invest or co-invest when investment opportunities are referred to us or them.

Subject to this restriction on co-investments with affiliates, SIC Advisors will offer us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors. In accordance with SIC Advisors’ allocation policies, we might not participate in each individual opportunity, but will, on an overall basis, be entitled to participate equitably with other entities managed by SIC Advisors and its affiliates.

To the extent that we compete with entities managed by SIC Advisors or any of its affiliates for a particular investment opportunity, SIC Advisors will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal conflict resolution and allocation policies, (2) the requirements of the Investment Advisers Act of 1940, as amended, and (3) the conditions of the Current Exemptive Order and other restrictions under the 1940 Act regarding co-investments with affiliates. SIC Advisors’ allocation policies are intended to ensure that we may generally share equitably with other investment funds managed by SIC Advisors or its affiliates in investment opportunities, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for us and such other investment funds.

License Agreement

We have entered into a license agreement with SIC Advisors under which SIC Advisors has agreed to grant us a non-exclusive, royalty-free license to use the name “Sierra” for specified purposes in our business. Under the license agreement, we will have a right to use the “Sierra” name, subject to certain conditions, for so long as SIC Advisors or one of its affiliates remains our investment advisor. Other than with respect to this limited license, we will have no legal right to the “Sierra” name.

Required Vote

The election of directors requires the affirmative vote of a plurality of the votes cast by holders of our common stock as of the Record Date present or represented by proxy at the Annual Meeting. Stockholders may not cumulate their votes. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Shares of common stock represented by “broker non-votes” are not considered votes cast and thus have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

If you validly sign and return a proxy card but give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of each nominee as a director in accordance with the recommendation of the Board.

PROPOSAL II: RATIFICATION OF APPOINTMENT
OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE 2021 YEAR

The Audit Committee and the board of directors have appointed Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021, subject to ratification by the stockholders of the Company.

Ernst & Young LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates. It is expected that a representative of Ernst & Young LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.

The following table displays fees for professional services by Ernst & Young LLP for the years ended December 31, 2020 and 2019.

	2020	2019
Audit Fees	$806,000	$812,581
Audit Related Fees	—	—
Tax Fees	68,000	70,000
All Other Fees	—	—
Total	$874,000	$882,581

Audit Fees:    Audit fees include fees for services that normally would be provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements and that generally only an independent accountant can provide. In addition to fees for the audit of our annual financial statements and the review of our quarterly financial statements in accordance with generally accepted auditing standard, this category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.

Audit-Related Fees:    Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees:    Tax fees consist of fees billed for professional tax services. These services also include assistance regarding federal, state, and local tax compliance.

All Other Fees:    Other fees would include fees for products and services other than the services reported above.

Audit Committee Report*

The Audit Committee operates under a written charter adopted by our board of directors. As of the date of this Audit Committee Report, the Audit Committee was composed of Ms. Valerie Lancaster-Beal and Messrs. Stephen R. Byers, Oliver T. Kane, and Matthew E. Forstenhausler.

Management is responsible for the Company’s internal control over financial reporting and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with Standards of the Public Company Accounting Oversight Board (“PCAOB”), and expressing an opinion on the conformity of the Company’s financial statements to U.S. generally accepted accounting principles (“GAAP”). The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.

Pre-Approval Policy

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Ernst & Young LLP, the Company’s independent registered public accounting firm. The pre-approval policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to assure that the provision of such services does not impair the firm’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Review with Management

The Audit Committee has reviewed, and discussed with management, the Company’s audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with GAAP.

Review and Discussion with Independent Registered Public Accounting Firm

The Audit Committee reviewed and discussed the Company’s audited financial statements with management and Ernst & Young LLP, the Company’s independent registered public accounting firm, with and without management present. The Audit Committee discussed the results of Ernst & Young LLP’s audits, the Company’s internal controls, and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s Chief Executive Officer and Chief Financial Officer that are required in periodic reports filed by the Company with the SEC. The Audit Committee concluded that the Company employs appropriate accounting and auditing procedures.

The Audit Committee also discussed with Ernst & Young LLP matters relating to Ernst & Young LLP’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by the PCAOB Standard 1301 (Communication with Audit Committees). In addition, the Audit Committee has discussed with Ernst & Young LLP its independence from management and the Company, as well as the matters in the written disclosures received from Ernst & Young LLP and required by PCAOB Rule 3520 (Auditor Independence). The Audit Committee received a letter from Ernst & Young LLP confirming its independence and discussed it with them. The Audit Committee discussed and reviewed with Ernst & Young LLP the Company’s critical accounting policies and practices, internal controls, other material written communications to management, and the scope of Ernst & Young LLP’s audits and all fees paid to Ernst & Young LLP during the year. The Audit Committee has adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by Ernst & Young LLP for the Company. The Audit Committee has reviewed and considered the compatibility of Ernst & Young LLP’s performance of non-audit services with the maintenance of Ernst & Young LLP’s independence as the Company’s independent registered public accounting firm.

Conclusion

Based on the Audit Committee’s review and discussions with management and the independent registered public accounting firm referred to above, the Audit Committee’s review of the Company’s audited financial statements, the representations of management and the report of Ernst & Young LLP to the Audit Committee, the Audit Committee recommended to the board of directors that the audited financial statements as of and for the year ended December 31, 2020 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, for filing with the SEC. The Audit Committee also recommended the appointment of Ernst & Young LLP to serve as the independent registered public accounting firm of the Company for the year ending December 31, 2021.

Respectfully Submitted, The Audit Committee Matthew E. Forstenhausler (Chair) Stephen R. Byers Oliver T. Kane Valerie Lancaster-Beal

April 28, 2021

*The material contained in the foregoing Audit Committee Report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Required Vote

The affirmative vote of a majority of the votes cast by holders of our common stock as of the Record Date present or represented at the Annual Meeting is required to approve this proposal. Because brokers may have discretionary authority to vote for the ratification of the appointment of the Company’s registered independent public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, your broker may be permitted to vote your shares for this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2021.

If you validly sign and return but give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the 2021 fiscal year in accordance with the recommendation of our board of directors.

OTHER BUSINESS

The board of directors knows of no other business to be presented for action at the Annual Meeting. If any matters do come before the Annual Meeting on which action can properly be taken, it is intended that the proxies will vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy prior to the Annual Meeting. The submission of a proposal does not guarantee its inclusion in this Proxy Statement or presentation at the Annual Meeting unless certain securities law requirements are met.

AVAILABLE INFORMATION

We are required to file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an Internet site at http://www.sec.gov that contains reports, proxy and information statements and other information filed electronically by us with the SEC. This information will also be available free of charge by contacting us at Sierra Income Corporation, 280 Park Avenue, 6th Floor East, New York, New York 10017, by telephone at (212) 759-0777, or on our website at http://www.sierraincomecorp.com.

SUBMISSION OF STOCKHOLDER PROPOSALS

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of our bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

The Company currently expects that the 2022 Annual Meeting of Stockholders will be held in June 2022. We will consider for inclusion in our proxy materials for the 2022 Annual Meeting of Stockholders, stockholder proposals that are received at our executive offices, in writing, no later than 5:00 p.m. (Eastern Time) on December 29, 2021, and that comply with all applicable requirements of Rule 14a-8 promulgated under the Exchange Act.

Any stockholder who wishes to propose a nominee to the board of directors or propose any other business to be considered by the stockholders (other than a stockholder proposal to be included in our proxy materials pursuant to Rule 14a-8 of the Exchange Act) must comply with the advance notice provisions and other requirements of our bylaws. A stockholder who intends to present a proposal at the next annual meeting, including the nomination of a director, must submit the proposal in writing, pursuant to the provision to our bylaws, to Richard T. Allorto Jr., Secretary, Sierra Income Corporation, 280 Park Avenue, 6th Floor East, New York, New York 10017, and the proposal should be received by the Company no later than January 28, 2022 and no earlier than December 29, 2021. In the event that the date of the mailing of the notice of the 2022 Annual Meeting of Stockholders is advanced or delayed by more than thirty (30) days from the first anniversary of the mailing of the notice of this Annual Meeting, a timely notice by the stockholder must be delivered no earlier than 120 days prior to the first anniversary of the notice of mailing for this Annual Meeting and not later than the close of business on the later of (i) the 90th day prior to the date of mailing of the notice for this Annual Meeting or (ii) the tenth day following the day on which public announcement of the date of mailing of the notice for the 2022 Annual Meeting of Stockholders is first made. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Please refer to our bylaws for more information regarding the information required to be included in a stockholder’s notice.

The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to the Company’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The Chief Compliance Officer may be contacted at:

John D. Fredericks, Chief Compliance Officer

Sierra Income Corporation

280 Park Avenue, 6th Floor East

New York, New York 10017

The Audit Committee Chair may be contacted at:

Matthew E. Forstenhausler

Audit Committee Chair

Sierra Income Corporation

280 Park Avenue, 6th Floor East

New York, New York 10017

You are kindly requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope, or to vote by telephone or through the Internet.

Householding of Proxy Materials

In a further effort to reduce printing costs, postage fees and the impact on the environment, we have adopted a practice approved by the SEC called “householding.” Under this practice, stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials, unless any of these stockholders notifies us that he or she wishes to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards.

If you are a stockholder of record and share an address with another stockholder and received only one set of the Notice of Internet Availability of Proxy Materials, but would like to request a separate copy of this material, please contact Alliance Advisors, LLC by calling (844) 885-0180 or by writing to Alliance Advisors, LLC, 200 Broadacres Drive, 3rd Floor, Bloomfield, New Jersey 07003. Similarly, if you are a stockholder of record, you may also contact Alliance Advisors, LLC if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

By Order of the Board of Directors
/s/ Stephen R. Byers
Stephen R. Byers
Independent Chairman of the Board of Directors

New York, NY

April 28, 2021

PRIVACY NOTICE

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law, or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to non-public personal information about our stockholders to employees of our investment adviser and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

PROXY — SIERRA INCOME CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIERRA INCOME CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 23, 2021 The undersigned hereby appoints Richard T. Allorto, Jr. and Stephen R. Byers, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Sierra Income Corporation (the “Company”) to be held virtually on June 23, 2021 at 11:00 A.M., Eastern Time, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting, and any adjournments or postponements thereof, and otherwise to represent the undersigned at the Annual Meeting, and any adjournments or postponements thereof, with all the powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders, the accompanying Proxy Statement, and the Company’s Annual Report for the fiscal year ended December 31, 2020, and revokes any proxy heretofore given with respect to the Annual Meeting. In order to attend the Annual Meeting, you must register at https://viewproxy.com/sicAM/2021/ by 11:59 PM ET on June 20, 2021. On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by clicking on the link provided and the password you received via email in your registration confirmations. Further instructions on how to participate and vote at the Annual Meeting are contained in the Proxy Statement. (If you noted any Address Changes above, please mark corresponding box on the reverse side.) Your vote is important. Please submit your proxy immediately. CONTINUED AND TO BE SIGNED ON REVERSE SIDE PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. KEEP THIS PORTION FOR YOUR RECORDS. The Notice of the Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2020 are available at http://www.viewproxy.com/sicAM/2021

____

DO NOT PRINT IN THIS AREA
(Shareholder Name & Address Data)

☐ FOR ☐ AGAINST ☐ ABSTAIN

____
Signature

____
Signature (Joint Owners)

Date: ____, 2021

VIRTUAL CONTROL NUMBER

SCAN TO
VIEW MATERIALS & VOTE

VIRTUAL CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

INTERNET

Submit Your Proxy on the Internet:

Go to www.fcrvote.com/SIC

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Submit Your Proxy by Phone:

Call 1-866-402-3905

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Submit Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR THE DIRECTOR NOMINEES AND FOR PROPOSAL 2. 1. To elect the directors of the Company, each to serve for a term of three years, or until their respective successor is duly elected and qualified: 2. To ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. 01 Dean Crowe 02 Valerie Lancaster-Beal FOR ALL WITHHOLD ALL FOR ALL EXCEPT FOR AGAINST ABSTAIN NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as an attorney, To withhold authority to vote for any individual director nominee, mark “FOR ALL EXCEPT” and write the number of the nominee on the line below. executor, administrator, guardian or corporate officer, please provide your FULL title. Signature Signature (Joint Owners) Date: , 2021 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. VIRTUAL CONTROL NUMBER For address changes and/or comments, please check this box and write them on the back where indicated. PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. PROXY VOTING INSTRUCTIONS Please have your control number ready when voting by Internet or Telephone